Exhibit 10.17(b)

McKesson Information Solutions LLC (“McKesson”)	Addus HealthCare, Inc.
Confidential and Proprietary to McKesson	Customer Number 1054905
Contract Number 1-ZKMQN
April 3, 2008

Contract Supplement

Sold To: Addus HealthCare, Inc. 2401 S. Plum Grove Road Palatine, IL 60067 Federal Tax ID: 42-1014070 Taxable: ☒ Yes ☐ No

Ship To: Addus HealthCare, Inc. CUSTOMER INCURRING FEES FOR ADDITIONAL LICENSES ONLY; NO SHIPMENT OF SOFTWARE REQUIRED	Bill To: Addus HealthCare, Inc. 2401 S. Plum Grove Road Palatine, IL 60067 Telephone: (847) 303-5300 Facsimile: (847) 303-5797 Attention: David W. Stasiewicz	Paid By: Addus HealthCare, Inc. 2401 S. Plum Grove Road Palatine, IL 60067

Contract Supplement to License Agreement # 00608555, dated March 28, 2006.

THIS CONTRACT SUPPLEMENT, including all Exhibits, Schedules, and Attachments hereto and incorporated herein (this “Contract Supplement”) amends the agreement identified above including all Exhibits, Schedules, and Attachments thereto, and as amended (the “Agreement”), and is made effective as of this      day of                     , 2009 (the “Contract Supplement Effective Date”). Unless otherwise specifically and expressly set forth in this Contract Supplement, this Contract Supplement sets forth terms and conditions that apply only to the Facilities, Software and/or Services listed in this Contract Supplement. To the extent the terms and conditions of the Agreement are in conflict with this Contract Supplement, the terms of this Contract Supplement shall control. Where not different or in conflict with the terms, conditions and definitions of this Contract Supplement, all applicable terms, conditions, and definitions set forth in the Agreement are incorporated within this Contract Supplement as if set forth herein.

SOFTWARE

Software Product No.	Software Maintenance Product No.	Description	Licensed By	List Software License Fees	Qty	Disc	Net Software License Fees	Annual Software Maintenance Services Fees
Horizon Homecare Agency Management
71000382	73006361	Horizon Homecare Agency Management	Concurrent	$3,700	60	70%	$66,600	$31,968
					Software Total:		$66,600

			Software Maintenance Services Total:					$31,968

Horizon Homecare Connection Data Center								Annual Fee
N/A	73000162	Horizon Homecare Connection Agency Management Data Center		60 licenses x $260 per license				$15,600
						Data Center Subtotal:		$15,600

		Software, Software Maintenance Services and Data Center Totals:					$66,600	$47,568

McKesson Information Solutions LLC (“McKesson”)	Addus HealthCare, Inc.
Confidential and Proprietary to McKesson	Customer Number 1054905
Contract Number 1-ZKMQN
April 3, 2008

Software Payment Terms: Twenty-five percent (25%) shall be due upon the Contract Supplement Effective Date; and the remaining seventy-five percent (75%) shall be due and payable in eleven (11) equal consecutive monthly payments beginning thirty (30) days from the Contract Supplement Effective Date.

Software Maintenance Services Payment Terms: The Initial Software Maintenance Services Term shall begin upon the Contract Supplement Effective Date and shall continue for a period of three (3) years thereafter (the “Initial Maintenance Term”). An amount equal to twelve (12) months of the first annual Software Maintenance Services fee shall be waived. Thereafter, 100% of the annual Software Maintenance Services fee will be due on each anniversary date of the Contract Supplement Effective Date for the remainder of the Initial Maintenance Term.

Horizon Homecare Connection Data Center Payment Terms: The Data Center Term shall begin upon the Contract Supplement Effective Date and shall continue for a period of three (3) years thereafter (the “Initial Data Center Term”). The first annual Data Center fee shall be due upon the Contract Supplement Effective Date.

GRAND TOTAL:	$66,600	$47,568

GENERAL COMMENTS

1.	Limitation of Liability.

MCKESSON’S TOTAL CUMULATIVE LIABILITY UNDER THIS CONTRACT SUPPLEMENT WITH RESPECT TO ANY SOFTWARE, EQUIPMENT OR SERVICES DELIVERED HEREUNDER WILL BE LIMITED TO THE TOTAL FEES PAID (LESS ANY REFUNDS AND CREDITS) BY CUSTOMER TO MCKESSON UNDER THIS CONTRACT SUPPLEMENT. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY UNDER, IN CONNECTION WITH, OR RELATED TO THIS CONTRACT SUPPLEMENT FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES WHETHER BASED ON BREACH OF CONTRACT, WARRANTY, TORT, PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE FOREGOING EXCLUSION OF DAMAGES WILL NOT APPLY TO (i) ANY LIABILITY OF MCKESSON UNDER SECTION 7 OF LICENSE AGREEMENT #C0608555 OR (ii) ANY LIABILITY OF CUSTOMER ARISING OUT OF OR RELATED TO INFRINGEMENT OF MCKESSON OR MCKESSON’S LICENSORS INTELLECTUAL PROPERTY. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE FOREGOING LIMITATIONS OF LIABILITY ARE A CONDITION AND MATERIAL CONSIDERATION FOR THEIR ENTRY INTO THIS AGREEMENT

2.

Software Maintenance Term. The Initial Software Maintenance Services Term shall begin upon the Contract Supplement Effective Date and will end three years thereafter (the “Initial Software Maintenance Term”). Following the expiration of the Initial Software Maintenance Term, subject to Customer’s payment of the applicable Software Maintenance

McKesson Information Solutions LLC (“McKesson”)	Addus HealthCare, Inc.
Confidential and Proprietary to McKesson	Customer Number 1054905
Contract Number 1-ZKMQN
April 3, 2008

Services fees, McKesson will continue to provide Customer with Software Maintenance Services for successive, automatically renewable one year periods (“Renewal Terms”), unless either party provides the other party with written notice of termination of Software Maintenance Services no less than six months notice prior to the end of the Initial Software Maintenance Term or three months prior to the end of the applicable Renewal Term.

3.	Reporting. It shall be Customer’s responsibility to ensure that all discounts or the appropriate net price received from McKesson pursuant to this Contract Supplement are properly reflected on any cost reports filed by Customer to any government entity.

4.	Tax Status. Should Customer represent that it or the transactions contemplated hereunder are exempt from any or all sales, use, value-added, and other similar taxes and duties, Customer shall be responsible for providing McKesson with evidence of such tax-exempt status, proper exemption certificates or other documentation acceptable to McKesson. Customer shall also be responsible for providing McKesson with renewal documentation if applicable.

5.	Horizon Homecare Agency Management. “Concurrent User” means a Permitted User identified by a unique user ID issued by Customer and who is one user out of a maximum number of users permitted to access the Software simultaneously. The number of purchased Concurrent User licenses for Horizon Homecare Agency Management Software is identified in the Software table in this Contract Supplement.

6.	Horizon Homecare Connection Data Center Services.

a. The initial term for Data Center services for Horizon Homecare Connection Software shall begin upon the applicable Contract Supplement Effective Date and shall continue for a period of three years thereafter (the “Initial Data Center Term”). Following the expiration of the Initial Data Center Term, subject to Customer’s payment of the applicable annual Connection Data Center Fee, McKesson will continue to provide Customer with Data Center services for successive, automatically renewable one (1) year periods (“Renewal Data Center Terms”), unless Customer provides McKesson with notice of termination per this paragraph, or McKesson provides Customer with written notice of termination of Data Center services no less than six (6) months prior to the end of the Initial Data Center Term or any Renewal Data Center Term. McKesson may, effective one (1) year after the execution of the applicable Contract Supplement or Attachment and during any Renewal Data Center Term, increase the annual Connection Data Center Fee for any Horizon Homecare Connection Software once a year by the lower of (a) five percent (5%) or (b) the annual percentage increase in the ECI Index for White Collar Workers. Any such increase will not be effective until the next year of Data Center services. If Customer chooses to install the licensed Horizon Homecare Connection Software on Customer’s own equipment at Customer’s Data Center Facility identified in the applicable Contract Supplement, then Customer may notify McKesson in writing of Customer’s intent to terminate the Initial Data Center Term or any Renewal Data Center Term, effective one hundred eighty (180) days after the date of such notice sent to McKesson, attention ECSG Vice President of Support, with copy to ECSG Vice

McKesson Information Solutions LLC (“McKesson”)	Addus HealthCare, Inc.
Confidential and Proprietary to McKesson	Customer Number 1054905
Contract Number 1-ZKMQN
April 3, 2008

President of Sales, at 1550 E. Republic Road, Springfield, MO 65804, via overnight delivery service or U.S. Mail, certified and return receipt requested. Customer acknowledges that (i) Customer already has a copy of the Software (delivered upon Contract Supplement Effective Date of the applicable Contract Supplement under which Customer originally licensed the Horizon Homecare Connection Software) and therefore, exercising this right does not require shipment of additional software, and (ii) additional fees for Implementation Services for installation of such Software upon Customer’s equipment may apply, any such fees to be set forth in a separate contract.

b. Up to one and one-half (1.5) Named Network Users for each Concurrent User license for Horizon Homecare Connection Agency Management Software purchased under this Contract Supplement are included in the Connection Data Center services purchased hereunder (if the total number of Named Network Users contains a fraction, it will be rounded up to the next whole number). For purposes of this Contract Supplement, “Named Network User(s)” means a unique user ID issued by Customer to a single Permitted User (as defined in the Agreement), all of whom are permitted to access the Connection hosted domain, and will be rounded up to the next whole number.

7.	Product Functionality Disclaimer. Customer acknowledges and agrees that McKesson has made no warranty or commitment with regard to any functionality not Generally Available as of the Contract Supplement Effective Date, whether or not included as part of Software Maintenance Services, for any Software licensed hereunder. Customer acknowledges and agrees that Customer has not relied on the availability of any future version of the purchased product or any other future product in executing this Contract Supplement.

8.	Pursuant to Contract Supplement No. 1-IXIQU, paragraph 11.1, Customer desires to exercise their option to purchase additional Horizon Homecare Agency Management Users for the fee of $1,110 per license.

9.	Following the expiration of the second year of the Initial Software Maintenance and Data Center Term, Customer may terminate McKesson’s provision of Maintenance and Data Center Services without penalty, provided that Customer furnishes McKesson with written notice of termination of Maintenance and Data Center Services no less than six (6) months prior to the end of the Initial Software Maintenance and Data Center Term.

10.	Amendment No. P0932760 is to be executed contemporaneous to this Contract Supplement No. 1-ZKMQN.

AUTHORIZATION

The pricing set forth in this Contract Supplement is valid until April 30, 2009. In the event this Contract Supplement is not executed on or before April 30, 2009, the pricing set forth herein is subject to change.

McKesson Information Solutions LLC (“McKesson”)	Addus HealthCare, Inc.
Confidential and Proprietary to McKesson	Customer Number 1054905
Contract Number 1-ZKMQN
April 3, 2008

Customer’s purchase order number is required. If this contract is equal to or exceeds $10,000, a copy of Customer’s purchase order(s) must be attached. Pre-printed terms and conditions on or attached to Customer’s purchase order(s) shall be of no force or effect. Failure to provide McKesson with a purchase order number or copy shall not relieve Customer of any obligations, including payment obligations, under this contract.

Addus HealthCare, Inc.		McKesson Information Solutions LLC

Signature:	/s/ Francis J. Leonard	Signature:
Printed Name:	Francis J. Leonard	Printed Name:
Title/Position:	CFO	Title/Position:
Customer PO No.:		Date:
Date:	4/9/09

Thank You For Your Business

(Please attach Customer’s Purchase Order)